                           ARTICLES OF INCORPORATION
                            (Attach conformed copy.)

                                                                    Exhibit 3.28

                       [X] PROFIT          [ ] NONPROFIT
                            (Mark Appropriate Box)

The undersigned persons, pursuant to Section 79-4-2.02 (if a profit corporation) or Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.   The name of the corporation is LADY LUCK MISSISSIPPI, INC.


2.   Domicile address is       401 East Capitol Street
                         ----------------------------------
                                     STREET

                             Jackson, Mississippi 39201
--------------------------------------------------------------------------------
                                CITY/STATE/COUNTRY/ZIP

3.   FOR NON-PROFITS ONLY: The period of duration is              years or
                                                     ------------
                 perpetual.
     -----------

4. (a) The number (and classes, if any) of shares the corporation is authorized to issue is (are) as follows (THIS IS FOR PROFIT ONLY):

                     Class(es)         No. of Shares Authorized
                     ---------         ------------------------
                        1                        1,000
             -----------------------   ------------------------

             -----------------------   ------------------------

             -----------------------   ------------------------

4. (b) If more than one (1) class of shares is authorized, the preferences, limitations, and relative rights of each class are as follows:

          N/A

5.   The street address of its initial registered office is

          401 East Capitol Street, Suite 410, Heritage Building
--------------------------------------------------------------------------------
                                     STREET
          Jackson, Mississippi 39201
--------------------------------------------------------------------------------
                                 CITY/STATE/ZIP

     and the name of its initial registered agent at such address is

          John L. Maxey II

6. The name and complete address of each incorporator is as follows (PLEASE TYPE OR PRINT):

          Lela Ann Holder, 116 Hampton Court, Jackson, Mississippi 39212
--------------------------------------------------------------------------------
                       NAME/STREET ADDRESS/CITY/STATE/ZIP

7.   Other provisions:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                            /s/ Lela Ann Holder
                                            ------------------------------------

                                            ------------------------------------
                                                  INCORPORATORS(SIGNATURES)

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                              Articles of Amendment

          The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

     1. Type of Corporation

..    [X] Profit        [ ] Nonprofit

     2. Name of Corporation
     -------------------------------------------------
..    Lady Luck Mississippi, Inc.
     -------------------------------------------------

     3. The future effective date is   ---------------
        (Complete if applicable)        June 23, 2000
                                       ---------------

     4. Set forth the text of each amendment adopted.

     5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page)

     6. The amendment(s) was (were) adopted on

     ------------------------------------------------
..    May 31, 2000                                        Date(s)
     ------------------------------------------------

     FOR PROFIT CORPORATION (Check the appropriate box)

..    Adopted by [ ] the incorporators   [X] directors without shareholder action
                                            and shareholder action was not
                                            required.

     FOR NONPROFIT CORPORATION (Check the appropriate box)

..    Adopted by [ ] the incorporators   [ ] board of directors without member
                                            action and member action was not
                                            required.

     FOR PROFIT CORPORATION

     7. If the amendment was approved by shareholders

     (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

     Designation   No. of outstanding   No. of votes entitled   No. of votes
                   shares               to be cast              indisputably represented
     -----------   ------------------   ---------------------   ------------------------
..
     -----------   ------------------   ---------------------   ------------------------

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
              P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-11333
                             Articles of Amendment

     -----------------   ------------------   ----------------   ---------------
..
     -----------------   ------------------   ----------------   ---------------

     (b) EITHER

          (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

                         Total no. of votes   Total no. of votes cast
     Voting group        cast FOR             AGAINST
     -----------------   ------------------   -----------------------
..
     -----------------   ------------------   -----------------------

     -----------------   ------------------   -----------------------
..
     -----------------   ------------------   -----------------------

     OR

          (ii) the total number of undisputed votes cast for the amendment by each voting group was

     Voting group        Total no. of undisputed votes cast FOR the plan
     -----------------   ------------------------------------------------
..
     -----------------   ------------------------------------------------
     -----------------   ------------------------------------------------
..
     -----------------   ------------------------------------------------

     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     FOR NONPROFIT CORPORATION

     8. If the amendment was approved by the members

     (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

     Designation         No. of memberships   No. of votes entitled   No. of votes
                         outstanding          to be cast              indisputably represented
     -----------------   ------------------   ---------------------   ------------------------
..
     -----------------   ------------------   ---------------------   ------------------------
     -----------------   ------------------   ---------------------   ------------------------
..
     -----------------   ------------------   ---------------------   ------------------------

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                              Articles of Amendment

     (b) EITHER

          (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

                         Total no. of votes   Total no. of votes cast
     Voting group        cast FOR             AGAINST
     -----------------   ------------------   -----------------------

     -----------------   ------------------   -----------------------
     -----------------   ------------------   -----------------------

     -----------------   ------------------   -----------------------

     OR

          (ii) the total number of undisputed votes cast for the amendment by each class was

     Voting group        Total no. of undisputed votes cast FOR the
                         amendment
     -----------------   ------------------------------------------------

     -----------------   ------------------------------------------------
     -----------------   ------------------------------------------------

     -----------------   ------------------------------------------------

     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     By:  Signature      ------------------------------------------   (Please keep writing within blocks)

                         /s/ Timothy M. Hinkley

                         ------------------------------------------

                         ------------------------------------------
          Printed Name                                                Title   ----------------
                           Timothy M. Hinkley                                   Senior VP of
                                                                                Operations
                         ------------------------------------------           ----------------

                             ARTICLES OF AMENDMENT
                                      FOR
                          LADY LUCK MISSISSIPPI, INC.

4.   The name of the corporation is changed to IOC - Natchez, Inc.